SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2006

                               SAN JOAQUIN BANCORP
               (Exact Name of Registrant as Specified in Charter)


          CALIFORNIA                 _________              20-5002515
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


                     1000 TRUXTUN AVENUE
                   BAKERSFIELD, CALIFORNIA                           93301
          (Address of principal executive offices)                 (Zip code)


     Registrant's telephone number, including area code:         (661) 281-0300

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]    Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]    Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
CFR 240.14a-12)

[_]    Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement  communications  pursuant  to Rule  13e-4(C)  under  the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 8.01 below.

ITEM 8.01 OTHER EVENTS.

                COMPLETION OF BANK HOLDING COMPANY REORGANIZATION

On May 9, 2006, San Joaquin Bank, a California state chartered bank (the "Bank"), announced its intention to reorganize into a bank holding company form. San Joaquin Bancorp, a California corporation ("Bancorp") was incorporated on May 6, 2006 in connection with the contemplated reorganization into bank holding company form.

On May 9, 2006, the Bank, Bancorp and San Joaquin Reorganization Corp., a California corporation and wholly- owned subsidiary of Bancorp ("Reorganization Corp."), entered into an Agreement and Plan of Reorganization pursuant to which Reorganization Corp. would be merged (the "Merger") with and into the Bank, with the Bank being the surviving corporation. Upon consummation of the Merger, the Bank would become a wholly-owned subsidiary of Bancorp and the shareholders of the Bank would receive one share of Bancorp common stock in exchange for each share of Bank common stock held by such shareholder.

At the Bank's Annual Meeting of Shareholders on June 20, 2006, the Merger was approved by the affirmative vote of a majority of the outstanding shares of the Bank's common stock. A copy of the Proxy Statement/Offering Circular as distributed to the Bank's shareholders in connection with the Annual Meeting is filed as Exhibit 99.6.

On July 31, 2006, an Agreement of Merger was filed with the Secretary of State of the State of California and the Merger became effective as of the close of business on July 31, 2006. As a result of the Merger, the Bank has become a wholly-owned subsidiary of Bancorp and the one-for-one share exchange described above has been completed. The securities issued in connection with the Merger were issued in reliance upon an exemption from registration with the Securities Exchange Commission (the "Commission") as provided by Section 3(a)(12) of the Securities Act of 1933, as amended, and similar provisions under applicable state law which provide exemptions from the securities registration or qualification provisions. In addition, Bancorp assumed all outstanding stock options of the Bank exercisable into shares of Bank common stock upon consummation of the Merger. Such stock options continue to have, and be subject to, the same terms and conditions of such stock options immediately prior to the consummation of the Merger, except that such options are now exercisable into Bancorp common stock.

The directors and officers of Bancorp following the Merger are the same directors and officers of the Bank, except that Bruce Maclin is Chief Executive Officer and Bart Hill is the President of Bancorp.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release dated August 1, 2006, with respect to the consummation of the Merger.

Prior to the Merger, the Bank's common stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Bank was subject to the information requirement of the Exchange Act and in accordance with Section 12(i) thereof, filed annual and quarterly reports, proxy statements and other information with the Federal Deposit Insurance Corporation ("FDIC"). As a result of the Merger, Bancorp is a successor issuer to the Bank as provided in Rule 12g-3(a) under the Exchange Act and Bancorp's common stock is deemed registered under Section 12(g) of the Exchange Act. Bancorp has become subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the SEC. This Current Report on Form 8-K is Bancorp's initial report to the Securities and Exchange Commission under the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

See the Bank's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as amended by Amendment No.1 to Annual Report on Form 10-K for the fiscal

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year ended December 31, 2005, as filed with the FDIC and Quarterly Report on
Form 10-Q for the quarter ended March 31, 2006, filed with the FDIC pursuant to
Section 12(i) of the Exchange Act and filed herewith as Exhibits 99.2, 99.3 and 99.4, respectively.

(b) PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

(c) EXHIBITS.

     3.1       Articles of Incorporation of San Joaquin Bancorp
     3.2       Bylaws of San Joaquin Bancorp
     4.1       Specimen Common Stock Certificate
     21.1      Subsidiaries of San Joaquin Bancorp
     99.1      Press Release dated August 1, 2006
     99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of San Joaquin Bank, as filed with the FDIC
     99.3 Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of San Joaquin Bank, as filed with the FDIC
     99.4 Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 of San Joaquin Bank, as filed with the FDIC
     99.5 Current Report on Form 8-K dated August 1, 2006, as filed with the FDIC by San Joaquin Bank on August 2, 2006
     99.6 Proxy Statement/Offering Circular of San Joaquin Bank and San Joaquin Bancorp, dated May 15, 2006
     99.7      San Joaquin Bancorp Stock Option Plan
     99.8      San Joaquin Bancorp 1999 Stock Incentive Plan
     99.9 Form of Incentive Stock Option Agreement pursuant to 1999 Stock Incentive Plan of San Joaquin Bancorp
     99.10 Form of Non-Qualified Stock Option Agreement pursuant to 1999 Stock Incentive Plan of San Joaquin Bancorp
     99.11 Amended and Restated Executive Salary Continuation Agreement dated June 18, 2004 between San Joaquin Bank and Bruce Maclin
     99.12 Amended and Restated Executive Salary Continuation Agreement dated June 18, 2004 between San Joaquin Bank and Bart Hill
     99.13 Amended and Restated Executive Salary Continuation Agreement dated June 13, 2003 between San Joaquin Bank and Stephen Annis
     99.14 Amended and Restated Executive Salary Continuation Agreement dated June 11, 2003 between San Joaquin Bank and John W. Ivy
     99.15 Change in Control Agreement dated January 28, 1999 between San Joaquin Bank and Bruce Maclin
     99.16 First Amendment to Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Bruce Maclin
     99.17 Second Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Bruce Maclin
     99.18 Change in Control Agreement dated January 28, 1999 between San Joaquin Bank and Bart Hill
     99.19 First Amendment to Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Bart Hill
     99.20 Second Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Bart Hill
     99.21 Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Stephen Annis
     99.22 First Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Stephen Annis
     99.23 Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and John W. Ivy
     99.24 First Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and John W. Ivy

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     99.25     Deferred Fee Agreement dated October 9, 1996 between San Joaquin
               Bank and Louis Barbich
     99.26 Addendum to Deferred Fee Agreement dated April 30, 2003 between San Joaquin Bank and Louis Barbich
     99.27 Agreement dated October 22, 2005 between San Joaquin Bank and Continental Stock Transfer and Trust Company regarding the appointment of Continental Stock Transfer and Trust Company as the Bank's transfer agent.
     99.28 Resolution of the Board of Directors of San Joaquin Bank increasing the applicable limit on annual benefits payable to Bruce Maclin and Bart Hill pursuant to their Amended and Restated Executive Salary Continuation Agreements dated June 18, 2004
     99.29 Statement relating to the payment of club dues for Executive Officers of San Joaquin Bank

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 3, 2006                         SAN JOAQUIN BANCORP


                                                By:      /s/ BART HILL
                                                         -------------
                                                Name     Bart Hill
                                                Title:   President

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------

3.1            Articles of Incorporation of San Joaquin Bancorp

3.2            Bylaws of San Joaquin Bancorp

4.1            Specimen Common Stock Certificate

21.1           Subsidiaries of San Joaquin Bancorp

99.1           Press Release dated August 1, 2006

99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of San Joaquin Bank, as filed with the FDIC

99.3 Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of San Joaquin Bank, as filed with the FDIC

99.4 Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 of San Joaquin Bank, as filed with the FDIC

99.5 Current Report on Form 8-K dated August 1, 2006, as filed with the FDIC by San Joaquin Bank on August 2, 2006

99.6 Proxy Statement/Offering Circular of San Joaquin Bank and San Joaquin Bancorp, dated May 15, 2006

99.7           San Joaquin Bancorp Stock Option Plan

99.8           San Joaquin Bancorp 1999 Stock Incentive Plan

99.9 Form of Incentive Stock Option Agreement pursuant to 1999 Stock Incentive Plan of San Joaquin Bancorp

99.10 Form of Non-Qualified Stock Option Agreement pursuant to 1999 Stock Incentive Plan of San Joaquin Bancorp

99.11 Amended and Restated Executive Salary Continuation Agreement dated June 18, 2004 between San Joaquin Bank and Bruce Maclin

99.12 Amended and Restated Executive Salary Continuation Agreement dated June 18, 2004 between San Joaquin Bank and Bart Hill

99.13 Amended and Restated Executive Salary Continuation Agreement dated June 13, 2003 between San Joaquin Bank and Stephen Annis

99.14 Amended and Restated Executive Salary Continuation Agreement dated June 11, 2003 between San Joaquin Bank and John W. Ivy

99.15 Change in Control Agreement dated January 28, 1999 between San Joaquin Bank and Bruce Maclin

99.16 First Amendment to Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Bruce Maclin

99.17 Second Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Bruce Maclin

99.18 Change in Control Agreement dated January 28, 1999 between San Joaquin Bank and Bart Hill

99.19 First Amendment to Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Bart Hill

99.20 Second Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Bart Hill

99.21 Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and Stephen Annis

99.22 First Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and Stephen Annis

99.23 Change in Control Agreement dated June 7, 2001 between San Joaquin Bank and John W. Ivy

99.24 First Amendment to Change in Control Agreement dated April 30, 2003 between San Joaquin Bank and John W. Ivy

99.25 Deferred Fee Agreement dated October 9, 1996 between San Joaquin Bank and Louis Barbich

99.26 Addendum to Deferred Fee Agreement dated April 30, 2003 between San Joaquin Bank and Louis Barbich

99.27 Agreement dated October 22, 2005 between San Joaquin Bank and Continental Stock Transfer and Trust Company regarding the appointment of Continental Stock Transfer and Trust Company as the Bank's transfer agent.

99.28 Resolution of the Board of Directors of San Joaquin Bank increasing the applicable limit on annual benefits payable to Bruce Maclin and Bart Hill pursuant to their Amended and Restated Executive Salary Continuation Agreements dated June 18, 2004

99.29 Statement relating to the payment of club dues for Executive Officers of San Joaquin Bank

                                        6